EXHIBIT 23.2

                         CONSENT OF EDWARDS LEAP & SAUER





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                      [LETTERHEAD OF EDWARDS LEAP & SAUER]

                        INDEPENDENT ACCOUNTANTS' CONSENT



The Board of Directors and Stockholders
IBT Bancorp, Inc.
309 Main Street
Irwin, Pennsylvania  15642


         We consent to the incorporation by reference in this Registration Statement of IBT Bancorp, Inc. on Form S-8 of our report dated February 1, 2000, incorporated by reference in the Annual Report on Form 10-K of IBT Bancorp, Inc. for the year ended December 31, 1999.



                                                     /s/Edwards Leap & Sauer
                                                     ---------------------------
                                                     Edwards Leap & Sauer



June 28, 2000

Pittsburgh, Pennsylvania